Exhibit 10.2

STANDBY LETTER OF CREDIT

DATE OF ISSUE: February 26 , 2014

ADVISING BANK: CHINA MERCHANTS BANK CO., LTD., NEW YORK BRANCH

STANDBY LETTER OF CREDIT REF.: 110LG1400023

DATE OF EXPIRY: February 25, 2016

BENEFICIARY (NAME AND ADDRESS): CHINA MERCHANTS BANK CO., LTD., NEW YORK BRANCH, NY

DEAR SIRS,

AT THE REQUEST OF SHANDONG TAIBANG BIOLOGICAL PRODUCTS CO., LTD. (APPLICANT), WE HEREBY ESTABLISH OUR IRREVOCABLE STANDBY LETTER OF CREDIT NO.110LG1400023 IN YOUR FAVOUR UPTO THE AGGREGATE AMOUNT (INCLUSIVE OF ALL ACCRUED INTERESTS AND CHARGES) OF USD40,275,000.00 (SAY U.S. DOLLARS FORTY MILLION TWO HUNDRED AND SEVENTY FIVE THOUSAND ONLY).

THIS STANDBY LETTER OF CREDIT IS AVAILABLE WITH US BY PAYMENT UPON OUR RECEIPT OF YOUR DEMAND BY AUTHENTICATED SWIFT STATING THAT THE AMOUNT DRAWN BY YOU REPRESENTS THE UNPAID INDEBTEDNESS (INCLUSIVE OF ACCRUED INTERESTS AND CHARGES) DUE TO YOU BY CHINA BIOLOGIC PRODUCTS, INC. (BORROWER) UNDER THE CREDIT FACILITIES GRANTED BY YOU TO THE BORROWER.

SPECIAL CONDITIONS:

PARTIAL DRAWING IS ALLOWED.

MULTIPLE DRAWINGS ARE ALLOWED.

ALL BANK CHARGES RELATING TO THIS STANDBY LETTER OF CREDIT ARE FOR APPLICANT’S ACCOUNT.

THIS STANDBY LETTER OF CREDIT IS NON-TRANSFERABLE.

THIS STANDBY LETTER OF CREDIT WILL EXPIRE ON                   , 2016 (EXPIRY DATE). THE ABOVE-MENTIONED DEMAND MUST REACH US ON OR BEFORE THE EXPIRY DATE. PAYMENT WILL BE EFFECTED WITHIN 5 BUSINESS DAYS UPON OUR RECEIPT OF YOUR DEMAND BY SWIFT

WE HEREBY AGREE AND UNDERTAKE THAT YOUR DEMAND DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF THIS CREDIT WILL BE DULY HONOURED UPON PRESENTATION

THIS STANDBY LETTER OF CREDIT IS SUBJECT TO THE INTERNATIONAL STANDBY PRACTICES (ISP 98).

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